Endurance Specialty Holdings Investor Presentation September 30, 2014 Exhibit 99.1

Forward looking statements & regulation G disclaimer

Safe Harbor for Forward Looking Statements
Regulation G Disclaimer
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words  "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation
Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements.  These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S.
multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K and our Quarterly Report on
Form 10-Q for the periods ended June 30, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
In this presentation, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with
GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze
Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
www.endurance.bm.

•
“A” ratings from AM Best and S&P
•
$3.6 billion of total capital
•
Conservative, short-duration, AA-
rated investment portfolio
•
Prudent reserves
•
Diversified and efficient capital
structure
•
Since inception, returned nearly
$2.1 billion to investors through
dividends and share repurchases
Endurance Has Strong Foundation to Build on
Strong balance sheet, diversified portfolio and robust infrastructure
3
Strategic Initiatives
•
Substantially expanded global
underwriting and leadership talent
•
Optimized balance of insurance and
reinsurance portfolios to lower
volatility and improve profitability
•
Increased strategic purchases of
reinsurance and retrocession to
support growth and manage cycle
•
Streamlined support operations to
generate significant savings to fund
underwriting additions
•
Financial results reflect
transformation initiatives
Diversified Portfolio of Businesses
•
Portfolio of $2.8 billion in annual
gross premiums written on a
trailing 12 month basis
•
Diversified book of business
containing insurance and
reinsurance exposures as well as
short tail and long tail lines of
business
•
Proven leader in the U.S.
agriculture insurance industry
•
Focus on specialty lines of business,
with market recognized, industry-
leading talent
Strong Balance Sheet and Capital
Strong and seasoned franchise
• Inception to date operating ROE of 11.0%
• 10 year book value per share plus dividends CAGR of 10.3%
• Continuous improvement in performance and market positioning

Larger book of
business with
lower
volatility and
improved
return
characteristics
We Have Transformed Our Specialty Insurance and Reinsurance Businesses
Rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market
4
Restructured
business
• Withdrawal from
unprofitable lines
and accounts
• Management of
limits
• Strategic purchases
of reinsurance and
retrocessional
coverages
Improved
underwriting talent
• Attracted and
retained teams of high
quality underwriters
• Expanded
underwriting and
product capabilities in
insurance and
reinsurance specialty
lines
• Newly added teams
are generating strong
premium flows with
improved margins
Expanding our
operations in
Europe and Asia
• Launched London
based international
insurance operations
and began writing in
January 2014
• A Zurich based
marine reinsurance
team started in
August 2014
• Expanded
catastrophe
reinsurance presence
in Singapore
Restructured
operations
• Streamlined
leadership and
operations  to
create
efficiencies
The core of our underwriting leadership and talent is now firmly embedded throughout our organization.  Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders.

• Inland marine
• Excess casualty (E&S
and retail)
• Ocean marine
• Numerous professional
line underwriters
• Misc.
commercial
classes
• Financial
institutions
• Lawyers
• Commercial
management
liability
• Surety
• Healthcare
• Property
• Energy
5
• Jack Kuhn
CEO , Global Insurance
• Graham Evans
EVP & Head of
International Insurance
• Doug Worman
EVP & Head of U.S.
Insurance
• Richard Allen
EVP & Head of
Professional Lines
• Richard Housley
EVP & General
Manager of London
Insurance
• Cliff Easton
EVP & Global Head of
Energy
Specialty Insurance Strategic Direction
Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the market
Initial products include:
• Energy
• Property
• Professional Lines
• Misc. commercial
classes
• Fin.  institutions
Significantly enhanced
the leadership team
Opened an insurance office in
London in early 2014
Meaningfully expanded
our underwriting
capabilities in last 18
months
Increased
Market
Presence,
Diversity, and
Scale

Insurance GPW (ex. Agriculture)
Significant and tangible improvements to
increase market presence and diversity
–
Attracted and retained teams of high
quality underwriters
–
Expanded underwriting and product
capabilities
–
Active withdrawal from less profitable lines
Endurance Has an Attractive and Growing Specialty Insurance Franchise
Two pillars of a unique insurance platform with demonstrated improvement across specialty lines to complement market-leading Agriculture franchise
6
Established Market Leader in Agriculture
ARMtech is a top 5 player in the attractive
multi peril crop insurance (MPCI) market
–
Favorable market dynamics with only 19
licensed companies
–
Federal government sponsored
reinsurance and loss sharing mitigates
downside risk
–
Newly passed Federal Farm Bill provides
stability going forward
–
Not correlated with broader P&C market
Attractive market characteristics
–
Inception to date combined ratio of 92.6%
–
High risk adjusted returns
Enhanced Specialty Insurance Franchise
+58%
Insurance Segment Has Significantly Expanded  Over the Last 18 Months to Become More
Market Relevant With Increased Specialty Expertise
$MM
379
598
200
300
400
500
600
3Q13 YTD 3Q14 YTD
+58%

•
Improve profitability and consistency of results through
enhanced market presence, improved underwriting and
risk selection
•
Focus on profitable growth and diversification through
existing and new specialty reinsurance units
•
Manage volatility through improved portfolio management
and opportunistic retrocessional purchases
•
Eliminate substandard businesses with insufficient margins
Reinsurance Strategic Direction
Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection
Reinsurance Segment is Focusing on Growing Profitable Specialty Lines of Business
With Less Volatile Exposures
7
Strategic Priorities for Global Reinsurance
•
Europe P&C Reinsurance
•
Reinsurance and team of underwriters
•
Team based in Bermuda
•
based in Zurich
Recent Key Hires
•
Reinsurance business has a demonstrated track record of profitability
– $1.1 billion of gross written premiums and combined ratio of 76.6% in 2014 YTD
– Generated over $1 billion of underwriting profits with a combined ratio of 91.0% since inception
Demonstrated Track Record of Profitability
August 2013 – Hired Peter Mills, Head of Global Specialty &
October 2013 – Hired Chris Donelan, Head of U.S.
July 2014 – Hired International Agriculture Reinsurance
August 2014 – Hired Marine and Energy Reinsurance Team

Portfolio Diversified by Product, Distribution Source and Geography
The transformation of Endurance has expanded product and geography diversification

Trailing Twelve Months Net Premiums Written as of September 30, 2014: $2.0 Billion
Reinsurance Insurance
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
Clash
Americas Property Catastrophe
Asia Property Catastrophe
Europe Property Catastrophe
Workers Compensation Catastrophe
ARMtech
Professional Lines
Property
Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Healthcare
Excess Casualty
Professional Lines
Europe P&C
4%
Bermuda
4%
U.S. Specialty
13%
Global
Catastrophe
13%
North America
29%
Casualty
Property
Agriculture
23%
Global Specialty
9%
Aviation & Space
Marine & Energy
Agriculture (International)
Trade Credit, Surety and Political Risk
Structured Reinsurance
Weather
Personal Accident
Asia P&C
3%
Casualty
Property
International
2%
Property
Professional Lines
Energy

Endurance’s Financial Results
Diluted book value per common share has grown strongly

Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – September 30, 2014
•
2005 – Hurricanes Katrina, Rita
and Wilma
•
2008 – Credit crisis and related
impact of marking assets to
market
•
2011 – High frequency of
global catastrophes
•
2012 – Superstorm Sandy and
Midwest drought
Significant Impacts to Book Value
19.37
21.73
24.03
27.91
23.17
28.87
35.05
33.06
44.61
52.74
50.56
52.88
55.18
59.98
0.32
1.13
2.13
3.13
4.13
5.13
6.13
7.13
8.33
9.57
10.85
11.87
$0
$10
$20
$30
$40
$50
$60
$70
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q2014
Book Value Per Share Cumulative Dividends

Growing and Diversified Capital Base
Organically generated capital will support current global growth initiatives
Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of nearly
$2.1 billion through share repurchases and dividends while also supporting organic growth. More recently, our capital levels have grown while we have also shrunk our net catastrophe exposures .  The additional available capital can be used to fund global growth opportunities.
10
Nearly $2.1 Billion of Capital Cumulatively Returned to
Shareholders
Returned 69% of inception to date
net income to common
shareholders
Endurance has a Diversified and Growing Capital Base
200
200
200
200
200
200
430
430
430
430
103
391
447
447
449
447
448
528
528
527
527
528
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q
2014
Common Equity    Preferred Equity    Debt
20
112 164
174
486
637
755
133
199
263
323
378
428
477
531
586
632
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q
2014
Cumulative Share Repurchases Cumulative Dividends

Fixed maturity portfolio duration is 2.8 years in
order to balance investment yield and interest rate
risk
Investment quality (AA- average) has remained high
as the portfolio is conservatively managed in a
challenging economy
36.9% of investments are cash/short term
or US backed
Minimal exposure to sovereign debt or
bank debt of European peripheral countries
Increased allocations to equities and alternatives to
diversify portfolio and reduce interest rate risk
Other investments of $658.7 million consist of
alternative funds (75.9%) and specialty funds
(24.1%)
Alternative funds include hedge funds and
private equity funds
Specialty funds include high yield loan and
convertible debt funds
Conservatively Positioned Investment Portfolio
Endurance maintains a high quality, short duration investment portfolio
11
$6.5 Billion Investment Portfolio at September 30, 2014
Cash and
Short Term
10.3%
U.S. Government /
and U.S. Government
Backed – 26.6%
Municipals and Foreign
Government
3.7%
Other
Investments
10.2%
Asset Backed and
Non Agency Mortgage
Backed – 25.2%
Corporate
Securities
19.9%
Equities
4.1%
Investment Portfolio Highlights
•
•
–
–
•
•
–
–

•
Endurance is undergoing a fundamental transformation
–
Since John Charman joined Endurance in late May 2013 as Chairman and CEO Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities
–
Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability
•
Benefits are emerging from the 4
th
quarter of 2013 through the 3rd quarter of 2014
•
Endurance maintains excellent balance sheet strength and liquidity
–
High quality investment portfolio; fixed maturity investments have an average credit quality of AA-
–
Prudent reserving philosophy and strong reserve position; strong, consistent  history of favorable development
–
Capital levels meaningfully exceed rating agency minimums, providing support for growth
•
While market conditions are increasingly competitive, the outlook for Endurance remains attractive
–
Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection
–
Active management of exposures and reinsurance purchases has reduced expected portfolio volatility
–
Expanded footprint of our specialty insurance and reinsurance franchise is improving market presence and relevance
Conclusion
Endurance is a compelling investment opportunity

Appendix

Overview of ARMtech

•
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
–
Offered by 19 licensed companies
–
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
–
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
–
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of
(re)insurance risks and is an efficient user of capital
•
ARMtech is a leading specialty crop insurance business
–
Approximate 8% market share in MPCI (with estimated 183,000 total agriculture policies in force)
and is 5th largest of 19 MPCI industry participants
–
MPCI 2014 crop year* estimated gross written premiums of $807 million**
–
Portfolio is well diversified by geography and by crop
•
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
•
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
–
ARMtech has grown MPCI policy count by 50.4% since 2007 and generated approximately $74.3 million of underwriting profits since acquisition
Overview of ARMtech
ARMtech has been a strong contributor to Endurance since its acquisition

*    2014 crop year is defined as July 1, 2013 through June 30, 2014
**  Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases

•
ARMtech has built a market leading specialty crop
insurance business through its focus on offering
excellent service supported by industry leading
technology.
•
MPCI policy count has grown 50.4% over the past
seven years in a line of business not subject to the
property/casualty pricing cycle.
•
ARMtech is a leader in using technology to deliver
high quality service and to satisfy the intense
compliance and documentation standards imposed
on the industry by the U.S. Federal Government.
•
2014 industry premiums impacted by decline in
commodity prices
ARMtech is a Leader in Crop Insurance
ARMtech’s focus on technology and service has allowed it to steadily grow its business
16
Written Premiums and Policy Counts by Crop Year
Using technology and service to expand
premiums
ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
*    Estimated 2014 crop year premiums and policy count
**  Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases
103
108
134
244
378
363
372
526
488
534
469
106
98
134
140
187 220
157
276
332
380
337
0
20
40
60
80
100
120
140
160
180
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014*
Crop Hail and LRP Premium Retained MPCI Premium**
Ceded MPCI Premium Policy Count [000's]

•
2014 estimated crop year MPCI net written
premiums of $469.0 million*** are 12.1% lower
than crop year 2013
–
Commodity prices for spring crops declined
12% on average compared to a year ago
–
Estimated policy count growth of
approximately 4%
•
The portfolio of 2014 crop risk is balanced by crop
and geography
•
Purchased excess of loss reinsurance to reimburse
for losses from 85% to 96% on MPCI portfolio
•
The decline in estimated 2014 crop year MPCI net
written premiums is principally due to declines in
crop commodity prices.
ARMtech is Increasing  Market Share and Geographic  Diversification
2012 through 2014 were very strong marketing years for ARMtech
ARMtech continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.
17
Estimated 2014 Net Written Crop Year
Premiums
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
Reflects cessions to the Federal Government as
part of the MPCI Program and not third party
reinsurance purchases
MPCI Net Written Premiums
by Crop Year and State Grouping*
62.5
100.5
104.6
77.2
129.9
149.9
163.4
136.4
126.2
202.3
189.9
200.6
257.1
228.1
265.5
217.4
52.0
68.8
58.8
82.2
131.8
105.1
99.4
108.0
$0
$100
$200
$300
$400
$500
$600
2007 2008 2009 2010 2011 2012 2013 2014**
Group One States Group Two States (Excl. Texas) Texas Group Three States
**
***
Estimated 2014 crop year premiums

•
While individual states can produce large loss
ratios, the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
•
ARMtech’s business has historically produced stable
profits over time after reflecting the reinsurance
terms set out in the current standard crop
reinsurance agreement
–
Historic average loss ratio post U.S. Federal
cessions has been 82.8% (adjusted for the
2011 Federal reinsurance terms)
–
The best year was 2007 with a 69.8% net loss
ratio and the worst was 2012 with a 104.0%
net MPCI loss ratio
–
ARMtech’s current expense run rate after the
A&O subsidy is approximately 7% - 8%
Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility
18
Stable Results in Volatile Times
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Reinsurance)
While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
200%
220%
240%
2005 2006 2007 2008 2009 2010 2011 2012 2013
Gross L/R Group 1 States Gross L/R Group 2 States
Gross L/R Group 3 States Gross L/R Texas
Avg. Net L/R Net L/R All States

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons

Seasonality of MPCI Business
First Quarter Third Quarter Second Quarter
Recognition of
annual written
premiums
60% - 65%
Spring crops
20% - 25%
Spring crop acreage
report adjustments
Winter crops
10% - 15%
Spring crop
adjustments due to
actual cessions
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Driven by spring
crops and winter
crops
25% - 30%
Largely driven by
spring crops
Harvest
Harvest of winter
crops
Harvest of spring
crops
Fourth Quarter
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

2.3%
0.5%
0.6%
1.5%
0.6%
0.7%
5.1%
3.4%
5.3%
1.3%
3.3%
21.9%
1.7%
1.6%
0.8%
3.3%
9.5%
6.8%
0.6%
1.9%
0.8%
3.7%
2.9%
1.3%
2.4%
3.2%
1.5%
3.9%
3.6%
2.0%
0.6%
Geographic Diversification of Crop Insurance Business
ARMtech maintains a geographically diversified portfolio of risk

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type

ARMtech’s 2014 Estimated Crop Year MPCI Net Written Premiums
Iowa – 6.3%
Nebraska – 3.5%
Minnesota – 2.9%
Indiana – 2.2%
Texas – 1.9%
South Dakota – 1.7%
Missouri – 1.6%
North Dakota – 1.3%
Illinois – 1.2%
Colorado – 1.0%
Kentucky – 0.9%
Ohio – 0.6%
Tennessee – 0.6%
Mississippi – 0.5%
South Carolina – 0.4%
Wisconsin – 0.4%
Kansas – 0.4%
Arkansas – 0.2%
All other states – 1.4%
Corn
(29.0%)
Texas – 12.0%
Georgia – 1.9%
Alabama – 0.7%
Mississippi – 0.6%
South Carolina – 0.5%
All other states – 1.0%
Cotton
(16.7%)
Iowa – 3.2%
Minnesota – 2.6%
Mississippi – 1.9%
Nebraska – 1.5%
Indiana –1.4%
Missouri – 1.4%
Kentucky – 1.4%
Soybeans
(20.8%)
Other Crops
(20.2%)
Wheat
(13.3%)
Texas – 3.4%
Colorado – 1.6%
North Dakota – 1.4%
Oklahoma – 1.2%
Idaho – 0.9%
Montana – 0.7%
All other states – 4.1%
Pasture, Rangeland, Forage – 2.6%
Citrus, Nursery & Orange Trees - 2.5%
Grain Sorghum – 2.2%
Peanuts – 1.5%
Apples – 1.4%
Potatoes – 1.1%
Tobacco – 1.0%
Dry Beans – 0.8%
Barley – 0.6%
Rice – 0.6%
All other crops – 5.9%
North Dakota – 1.2%
Tennessee – 1.1%
Arkansas – 0.8%
South Dakota – 0.7%
Ohio – 0.6%
Illinois – 0.6%
All other states – 2.4%

Agriculture Insurance Contains Four Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection
22
41.8% of MPCI Premiums Ceded to U.S. Federal Government
Assigned Risk Fund
“Higher Risk Policies”
Commercial Fund
“Lower Risk Policies”
2014 Crop Year
Gross Liability
33.4%  of first dollar risk retained by
farmers
14.1% of 2014 Crop Year NWP 85.9% of 2014 Crop Year NWP
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss ratio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss ratio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
66.6% of risk retained by ARMtech

ARMtech Has Grown Market Share Over Time
Superior service and technology has driven growth in stable market

Crop Year Market Share % Change in
Market Share
MPCI Certified Companies (Owners) 2013 2012 2011 2010 2009 2008 2007 2007 - 2013
Rain and Hail (ACE)
(1)
20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -4.2%
Rural Community Insurance Company (Wells Fargo) 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -4.5%
NAU Country Insurance Company (QBE)
(1)
13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% -0.2%
Great American Insurance Co. 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.1%
American Agri-Business Ins. Co. (Endurance) 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 1.8%
Producers Ag. Ins. Co. (CUNA Mutual) 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.2%
Guide One Mutual (CGB Diversified Services) 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 3.4%
Farmers Mutual Hail Ins. of Iowa 4.3% 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% 0.3%
John Deere Risk Protection, Inc. 3.8% 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.7%
Agrinational Insurance Company (ADM) 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 2.1%
Heartland (Everest Re) 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -0.9%
Hudson Insurance Company
(1)
2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.6%
AgriLogic (Occidental Firs & Casualty Co) 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.6%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.0%
Country Mutual Insurance Company 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Global Ag (XL Reinsurance) 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.4%
International Ag (Starr Indemnity) 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2013.

Other Miscellaneous Information

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event.
simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in
Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form
10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the periods ended June 30, 2014.
Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of July 1, 2014 is equal to 11.1% of Shareholders’ Equity as of
September 30, 2014
25
Estimated Occurrence Net Loss as of July 1, 2014 July 1, 2013 July 1, 2012
Zone Peril
10 Year
Return
Period
25 Year
Return
Period
50Year
Return
Period
100 Year
Return
Period
250Year
Return
Period
100Year
Return
Period
100Year
Return
Period
United States
Hurricane $123 $176 $232 $284 $362 $350 $468
Europe
Windstorm 98 202 276 345 422 331 344
California
Earthquake 36 147 205 250 329 284 412
Japan
Windstorm 33 100 140 158 175 230 247
Northwest U.S.
Earthquake — 5 36 91 185 89 184
Japan
Earthquake 10 83 127 163 205 137 138
United States
Tornado/Hail 35 50 63 78 99 89 96
Australia
Earthquake 1 11 44 121 218 87 83
New Zealand
Earthquake 1 5 14 35 87 23 22
Australia
Windstorm 7 24 51 88 155 58 37
New Madrid
Earthquake — — — 6 72 7 11
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
The net loss estimates above rely significantly on computer models created to

•
Book value per common share, adjusted for dividends, expanded 10.5% during the first nine months of 2014
–
Net income attributable to common shareholders of $239.3 million
•
Improved accident year loss ratios in both segments
•
General and administrative expenses were higher due to the hiring of numerous global underwriting teams, expenses related to the proposed acquisition of Aspen and higher performance based incentive compensation
•
Lighter catastrophe activity than the first nine months of 2013
•
Gross written premiums of $2.47 billion were 7.8% higher than first nine months of 2013 while we continued to rebalance our portfolios
–
Insurance gross written premiums of $1.39 billion were 9.4% higher than the first nine months of 2013
•
Strong growth from newly hired teams in our U.S. specialty operations and London were offset by lower agriculture premiums.  Professional lines grew 88.3% while the casualty and other specialty lines of business expanded 52.7% compared to the first nine months of 2013.  Year to date agriculture gross premiums written declined 11.1% as the impact from reduced commodity prices were partially offset by a
4% increase in policy counts.
–
Reinsurance gross written premiums of $1.08 billion an increase of 5.8% compared to first nine months of 2013
•
Rebalancing of the reinsurance portfolio continued as catastrophe and casualty products were selectively non-renewed, which was partially offset by growth in specialty and professional lines of business.
•
Net written premiums declined 3.9% compared to the first nine months of 2013 as significant reinsurance/retrocessional protection has been purchased to reduce potential volatility
Year To Date September 30, 2014 Highlights
Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

Financial Results for the First Nine Months of 2014 and 2013

Financial highlights
Key operating ratios
$MM (except per share data and %)
Sep. 30,
2014
Sep. 30,
2013
$
Change
%
Change
Net premiums written
1,700.2 1,768.9 (68.7) -3.9%
Net premiums earned
1,392.7 1,517.0 (124.3) -8.2%
Net investment income
105.6 119.9 (14.3) -11.9%
Net underwriting income
177.7 163.0 14.7 9.0%
Net income to common shareholders
239.3 220.2 19.1 8.7%
Operating income to common
shareholders
225.5 221.0 4.5 2.0%
Fully diluted net income EPS
5.36 5.04 0.32 6.3%
Fully diluted operating  income  EPS
5.05 5.06 (0.01) -0.2%
Sep. 30,
2014
Sep. 30,
2013
Operating ROE (annualized)
11.7% 12.6%
Net loss ratio
52.2% 60.4%
Acquisition expense ratio
17.5% 14.7%
General and administrative expense ratio
17.3% 14.2%
Combined ratio
87.0% 89.3%
Diluted book value per share
$59.98 $54.33
Investment leverage
2.49 2.71

Gross Written Premiums for the First Nine Months of 2014 and 2013

Insurance Segment
Reinsurance Segment
In $MM
Sep. 30,
2014
Sep. 30,
2013
$
Change
%
Change
Professional lines 131.3 50.5 80.8 160.0%
Casualty 139.3 211.5 -72.2 -34.1%
Catastrophe 332.2 342.0 -9.8 -2.9%
Property 283.1 288.4 -5.3 -1.8%
Specialty 193.1 127.3 65.8 51.7%
Total reinsurance 1,079.0 1,019.7 59.3 5.8%
In $MM
Sep. 30,
2014
Sep. 30,
2013
$
Change
%
Change
Casualty and other specialty 366.3 239.9 126.4 52.7%
Agriculture 796.4 896.2 -99.8 -11.1%
Professional lines 176.1 93.5 82.6 88.3%
Property 55.3 45.1 10.2 22.6%
Total insurance 1,394.1 1,274.7 119.4 9.4%

Financial Overview: Inception to Date Financial Performance

In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Sep 30,
2014
Inception
to date
Net premiums
written
765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 2,029 2,049 1,700 21,752
Net premiums
earned
369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 2,014 2,016 1,393 20,628
Net underwriting
income (loss)
51 179 232 -410 304 322 111 265 195 -252 -48 195 178 1,322
Net investment
income
43 71 122 180 257 281 130 284 200 147 173 166 106 2,160
Net income (loss)
before preferred
dividend
102 263 356 -220 498 521 100 555 365 -94 163 312 264 3,185
Net income (loss)
available to
common
shareholders
102 263 356 -223 483 506 85 539 349 -118 130 279 239 2,990
Diluted EPS
$1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $3.00 $6.37 $5.36 $49.80
Financial highlights from 2002 through September 30, 2014
Key Operating
Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Sep. 30,
2014
Inception
to date
Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 102.3% 90.2% 87.0% 93.5%
Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 2.4% 11.9% 11.7% 11.0%
Book value per
share
$21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56 $52.88 $55.18 $59.98